EXHIBIT 1 - AMENDMENT # 27

The following is an amendment ("Amendment") to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) ("Bank") and each open-end management investment company listed on Exhibit 1 thereto (each a "Trust," collectively "Customer"). This Amendment serves to update the names of the Trusts and certain of their portfolios (each a "Fund") listed on Exhibit 1. Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the following Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Admiral Funds
- Vanguard S&P 500 Growth Index Fund
- Vanguard S&P 500 Value Index Fund
- Vanguard S&P Mid-Cap 400 Growth Index Fund
- Vanguard S&P Mid-Cap 400 Index Fund
- Vanguard S&P Mid-Cap 400 Value Index Fund
- Vanguard S&P Small-Cap 600 Growth Index Fund
- Vanguard S&P Small-Cap 600 Index Fund
- Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds
- Vanguard Inflation-Protected Securities Fund
- Vanguard Intermediate-Term Bond Index Fund
- Vanguard Long-Term Bond Index Fund
- Vanguard Short-Term Bond Index Fund
- Vanguard Total Bond Market Index Fund
- Vanguard Total Bond Market II Index Fund

Vanguard Chester Funds
- Vanguard Target Retirement Income Fund
- Vanguard Target Retirement 2010 Fund
- Vanguard Target Retirement 2015 Fund
- Vanguard Target Retirement 2020 Fund
- Vanguard Target Retirement 2025 Fund
- Vanguard Target Retirement 2030 Fund
- Vanguard Target Retirement 2035 Fund
- Vanguard Target Retirement 2040 Fund
- Vanguard Target Retirement 2045 Fund
- Vanguard Target Retirement 2050 Fund
- Vanguard Target Retirement 2055 Fund
- Vanguard Target Retirement 2060 Fund
- Vanguard Institutional Target Retirement 2010 Fund
- Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund
Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement Income Fund

Vanguard CMT Funds
Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds
Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Ultra-Short-Term Bond Fund

Vanguard Index Funds
Vanguard Growth Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Small-Cap Index Fund
Vanguard Total Stock Market Index Fund

Vanguard Malvern Funds
Vanguard Short-Term Inflation- Protected Securities Index Fund

Vanguard Scottsdale Funds
Vanguard Short-Term Government Bond Index Fund
Vanguard Intermediate-Term Government Bond Index Fund
Vanguard Long-Term Government Bond Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds
Vanguard Dividend Appreciation Index Fund
Vanguard Health Care Fund
Vanguard Precious Metals and Mining Fund

Vanguard STAR Funds
Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund
Vanguard LifeStrategy Income Fund
Vanguard LifeStrategy Moderate Growth Fund
Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds
Vanguard Balanced Index Fund

Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds
Vanguard International Explorer Fund

Vanguard World Fund
Vanguard Extended Duration Treasury Index Fund
Vanguard International Growth Fund

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AGREED TO as of April 2, 2015 BY:

JPMorgan Chase Bank

By: ______________________

Name: Anna Maria Calla Minniti

Title: Vice President

Each Fund Listed on Exhibit 1

By: ______________________

Name: Jean E. Drabick

Title: Assistant Treasurer